UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2019

Fiserv, Inc.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)
(262) 879-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 22, 2019. At that meeting, the Company’s shareholders voted on five matters as follows:

Election of Directors

The Company’s shareholders elected ten directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Alison Davis	309,760,523	833,354	34,851,660
Harry F. DiSimone	308,344,336	2,249,541	34,851,660
John Y. Kim	309,718,809	875,068	34,851,660
Dennis F. Lynch	304,274,544	6,319,333	34,851,660
Denis J. O’Leary	303,281,426	7,312,451	34,851,660
Glenn M. Renwick	306,946,371	3,647,506	34,851,660
Kim M. Robak	304,884,404	5,709,473	34,851,660
JD Sherman	309,687,603	906,274	34,851,660
Doyle R. Simons	304,252,569	6,341,308	34,851,660
Jeffery W. Yabuki	308,457,545	2,136,332	34,851,660

Approval of Amended and Restated Employee Stock Purchase Plan

The Company’s shareholders approved the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,486,449	2,238,252	869,176	34,851,660

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2019 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
287,977,519	21,541,678	1,074,680	34,851,660

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by the following votes:

Votes For	Votes Against	Abstentions
333,745,654	10,891,479	808,404

Shareholder Proposal Requesting a Political Contribution Report

The Company’s shareholders rejected a shareholder proposal requesting the Company provide a political contribution report by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,895,478	173,401,432	2,296,967	34,851,660

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 22, 2019	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer